UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2006

Viva International, Inc.

(Exact name of Registrant as specified in charter)

Nevada	0-30440	22-3537927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

954 Business Park Drive, Traverse City, MI	49686
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (231) 946-4343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 28, 2006, the Board of Directors of the Company appointed Roger F. Larreur to the its Board of Directors. Mr. Larreur is currently Director of Sales & Marketing for Canada and Eastern United States for Swissport USA, Inc. Prior to his employment with Swissport, Mr. Larreur has held management and executive positions with American Trans Air, Maxmar Aviation Consulting, Paradise Island Airlines d/b/a Continental Connection, Gulfstream International Airlines d/b/a Continental & United Connection, Alitalia Airlines, Pan Am Express Airways and Braniff Airlin

Additionally, on September 27, 2006, Calvin Humphrey, a director of the Company since August 21, 2006, was appointed as Chief Executive Officer of the Company and Chairman of the Board of Directors.

Prior to joining the Company, Mr. Humphrey devoted most of his time over the past five years to his position as Chief Executive Officer of River Hawk Aviation, Inc. and has has previously held executive positions with BAE Systems, Embraer Aircraft and Fairchild Aircraft. He has also served as the President and Chief Executive Officer of several regional air carriers including Northcoast Executive Airlines and Jetstream International Airlines during a career that spans in excess of 37 years.

The Board does not expect to name Mr. Larruer any committee of the Board at this time. To the extent that any information called for in Item 404(a) of Regulation S-B is required pursuant to this appointment, such information is currently unavailable and will be provided in an amendment to this Form 8-K within four day from when this information becomes available.

On September 28, 2005 Rodolfo Dominguez resigned his position on the Board of Directors and as Chief Executive Officer of the Company. These resignations are in connection with the appointment of Calvin Humphrey and do not arise from any disagreement on any matter relating to the Company’s operations, policies or practices, nor regarding the general direction of the Company.

Mr. Dominquez did not serve on any subcommittees of the Board.

Section 8 - Other Events

Item 8.01 Other Events

On September 28, 2006 and September 27, 2006 the Registrant issued the press releases attached hereto as Exhibit 99.2 and 99.3.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(b)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION	LOCATION
99.2	Press Release issued September 28, 2006	Filed herewith
99.3	Press Release issued September 27, 2006	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVA INTERNATIONAL, INC.
(Company)

/s/Robert Scott

By: Robert Scott

Its: President

Date: October 3, 2006

3